                                                                 EXHIBIT e(2)(i)

                                 AMENDMENT NO. 8

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

                  1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

         All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated:  April 30, 2004

                                                  EACH FUND LISTED ON SCHEDULE
                                                  A-1 ON BEHALF OF THE SHARES OF
                                                  EACH PORTFOLIO LISTED ON
                                                  SCHEDULE A-1

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  EACH FUND LISTED ON SCHEDULE
                                                  A-2 ON BEHALF OF THE SHARES OF
                                                  EACH PORTFOLIO LISTED ON
                                                  SCHEDULE A-2

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  A I M DISTRIBUTORS, INC.

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        AIM EQUITY FUNDS

        PORTFOLIOS

        AIM Aggressive Growth Fund
        AIM Basic Value II Fund
        AIM Blue Chip Fund
        AIM Capital Development Fund
        AIM Charter Fund
        AIM Constellation Fund
        AIM Core Strategies Fund
        AIM Dent Demographic Trends Fund
        AIM Diversified Dividend Fund
        AIM Emerging Growth Fund
        AIM Large Cap Basic Value Fund
        AIM Large Cap Growth Fund
        AIM Mid Cap Growth Fund
        AIM U.S. Growth Fund
        AIM Weingarten Fund

        AIM FUNDS GROUP

        PORTFOLIOS

        AIM Balanced Fund
        AIM Basic Balanced Fund
        AIM European Small Company Fund
        AIM Global Value Fund
        AIM International Emerging Growth Fund
        AIM Mid Cap Basic Value Fund
        AIM Premier Equity Fund
        AIM Select Equity Fund
        AIM Small Cap Equity Fund

        AIM GROWTH SERIES

        PORTFOLIOS

        AIM Aggressive Allocation Fund
        AIM Basic Value Fund
        AIM Conservative Allocation Fund
        AIM Mid Cap Core Equity Fund
        AIM Moderate Allocation Fund
        AIM Small Cap Growth Fund
        AIM Global Trends Fund

        AIM INTERNATIONAL MUTUAL FUNDS

        PORTFOLIOS

        AIM Asia Pacific Growth Fund
        AIM European Growth Fund
        AIM Global Aggressive Growth Fund
        AIM Global Growth Fund
        AIM International Growth Fund
        INVESCO International Core Equity Fund

        AIM INVESTMENT FUNDS

        PORTFOLIOS

        AIM Developing Markets Fund
        AIM Global Health Care Fund
        AIM Libra Fund
        AIM Trimark Fund
        AIM Trimark Endeavor Fund
        AIM Trimark Small Companies Fund

        AIM INVESTMENT SECURITIES FUNDS

        PORTFOLIOS

        AIM High Yield Fund
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Money Market Fund
        AIM Municipal Bond Fund
        AIM Total Return Bond Fund
        AIM Real Estate Fund

        AIM SPECIAL OPPORTUNITIES FUNDS

        PORTFOLIOS

        AIM Opportunities I Fund
        AIM Opportunities II Fund
        AIM Opportunities III Fund

        AIM TAX-EXEMPT FUNDS

        PORTFOLIO

        AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         AIM COMBINATION STOCK & BOND FUNDS

         PORTFOLIOS

         INVESCO Core Equity Fund
         INVESCO Total Return Fund

         AIM COUNSELOR SERIES TRUST

         PORTFOLIOS

         INVESCO Advantage Health Sciences Fund
         INVESCO Multi-Sector Fund

         AIM SECTOR FUNDS

         PORTFOLIOS

         INVESCO Energy Fund
         INVESCO Financial Services Fund
         INVESCO Gold & Precious Metals Fund
         INVESCO Health Sciences Fund
         INVESCO Leisure Fund
         INVESCO Technology Fund
         INVESCO Utilities Fund

         AIM STOCK FUNDS

         INVESCO Dynamics Fund
         INVESCO Mid-Cap Growth Fund
         INVESCO Small Company Growth Fund